Exhibit 10.1
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DEVELOPMENT AND TOLL
MANUFACTURING AGREEMENT
between
JAVELIN PHARMACEUTICALS
and
BAXTER HEALTHCARE CORPORATION

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]
TABLE OF CONTENTS

1. DEFINITIONS	3

2. SUPPLY	6

3. SUPPLY OF API	8

4. MANUFACTURE	9

5. PRODUCT SPECIFICATIONS; CERTIFICATE OF ANALYSIS	10

6. LABELING AND PACKAGING	10

7. FORECASTS	11

8. PURCHASE ORDERS	11

9. DELIVERY	13

10. PRICE AND PAYMENTS	13

11. INSPECTION OF PRODUCT	14

12. ACCESS TO MANUFACTURING FACILITY AND RECORDS	15

13. REPRESENTATIONS AND WARRANTIES; DISCLAMERS;

LIMITATION OF LIABILITY	16

14. INDEMNIFICATION	18

15. RECALLS	19

16. TERM AND TERMINATION	20

17. CONFIDENTIALITY	21

18. INSURANCE	23

19. MISCELLANEOUS	23

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SCHEDULE 1.9	API SPECIFICATIONS

SCHEDULE 1.24	NOVEL EXCIPIENT SPECIFICATIONS

SCHEDULE 1.26	PRODUCT SPECIFICATIONS

SCHEDULE 1.28	QUALITY AGREEMENT

SCHEDULE 2.1	DEVELOPMENT PLAN

SCHEDULE 2.2	PRODUCT DEVELOPMENT WORK AND BUDGET

SCHEDULE 10.1	PRICING

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DEVELOPMENT AND TOLL MANUFACTURING AGREEMENT
     This Development and Toll Manufacturing Agreement (this “Agreement”) is entered into as of this 25 day of April, 2007 (the “Effective Date”) by and between Javelin Pharmaceuticals, a Delaware corporation, having its principal place of business at 125 CambridgePark Drive, Cambridge, MA 02140 (“Purchaser”), and Baxter Healthcare Corporation, a Delaware corporation, having a place of business at 95 Spring Street, New Providence, NJ 07974 (“Supplier”).
     WHEREAS, Supplier manufactures certain pharmaceutical products;
     WHEREAS, Purchaser intends to distribute and market finished dosage pharmaceutical products, including, without limitation, a certain intravenous dosage product sometimes currently known as “Diclofenac Sodium Injection (the “Product”); and
     WHEREAS, Purchaser wishes to procure from Supplier, and Supplier wishes to provide certain product development support and to supply to Purchaser, certain quantities of the Product in vials on the terms and conditions set forth in this Agreement.
     NOW, THEREFORE, in consideration of the covenants and obligations expressed herein, and intending to be legally bound hereby, the parties agree as follows:
1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:
1.1	“Acceptable Product” has the meaning assigned thereto in Section 11.1.

1.2	“Act” means the United States Food, Drug, and Cosmetic Act, as the same may be amended from time to time, and rules and regulations promulgated there under.

1.3	“Activities” has the meaning assigned thereto in Section 4.3.

1.4	“Affiliate” means any individual or entity directly or indirectly controlling, controlled by, or under common control with a party. For purposes of this definition, “control” means the direct or indirect ownership of at least fifty percent (50%) of the outstanding voting securities of a party, or the right to control the policy decisions of such party. Notwithstanding the foregoing, the term “Affiliate” does not include subsidiaries in which a party or its Affiliates owns a majority of the ordinary voting power to elect a majority of the board of

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directors, but is restricted from electing such majority by contract or otherwise, until such time as such restrictions are no longer in effect.

1.5	“Alternate Presentation” means any injectible pharmaceutical other than two mL of Product in a two mL vial.

1.6	“Alternative Source Period” has the meaning assigned thereto in Section 8.7.

1.7	“Annual Period” means a period of twelve (12) calendar months beginning on the date of the Regulatory Approval by the FDA for the Product, and each 12-month period thereafter during the Term.

1.8	“API” means the active pharmaceutical ingredient diclofenac sodium USP.

1.9	“API Specifications” means the specifications for or concerning the manufacturing, testing, and packaging of bulk API set forth in Schedule 1.9 attached hereto, as the same may be amended from time to time upon written agreement of the parties.

1.10	“Binding Forecast” has the meaning assigned thereto in Section 7.2.

1.11	“Calendar Year” means a period of twelve (12) calendar months, beginning each January 1 and ending on the subsequent December 31 during the Term.

1.12	“Certificate of Analysis” has the meaning assigned thereto in Section 5.2.

1.13	“cGMP” means current good manufacturing practice promulgated by the FDA, including, without limitation, the Act, 21 C.F.R. Parts 210 and 211, and all applicable FDA rules, regulations, policies and guidelines in effect at a given time.

1.14	“Claim” has the meaning assigned thereto in Section 14.3.

1.15	“Commercially Reasonable Efforts” means efforts and resources normally used by a party for a compound or product owned by it or to which it has rights, which is of similar market potential at a similar stage in its product life, taking into account the competitiveness of the marketplace, the proprietary position of the compound or product, the regulatory structure involved, the profitability of the applicable product, and other relevant factors.

1.16	“Confidential Information” means all proprietary and confidential information of a party, including, without limitation, trade secrets, technical information, business information, sales information, customer and potential customer lists and

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identities, product sales plans, license and sublicense agreements, inventions, developments, discoveries, know-how, methods, techniques, formulae, data, processes, and other proprietary ideas, whether or not protectable under patent, trademark, copyright, or other legal principles, that the other party has access to or receives, but does not include information that (a) is or becomes publicly available through no breach of this Agreement by the receiving party; (b) was already known to the receiving party at the time it was disclosed to the receiving party hereunder; (c) is independently developed by employees of the receiving party without the aid, use, or application of Confidential Information received from the disclosing party hereunder; or (d) is received from a Third Party which is under no obligation of confidentiality to the disclosing party.
1.17 “FDA” means the United States Food and Drug Administration, or any successor entity.
1.18 “Force Majeure Event” has the meaning assigned thereto in Section 19.7.
1.19 “Indemnitee” has the meaning assigned thereto in Section 14.3.
1.20 “Indemnitor” has the meaning assigned thereto in Section 14.3.
1.21 “Manufacturing Facility” means Supplier’s facility located at 2 Esterbrook Lane, Cherry Hill, New Jersey 08003.
1.22 “Materials” means any or all chemical substances, inactive ingredients, excipients other than the Novel Excipient, components, labels, packaging materials, and other consumable materials used in the manufacture of the Product; provided, however, that the term “Materials” shall not include any equipment used in the manufacture of the Product.
1.23 “Novel Excipient” means Kleptose(r) HPB (hydroxypropylbetadex).
1.24 “Novel Excipient Specifications” means the specifications for or concerning the manufacturing, testing, and packaging of the Novel Excipient set forth in Schedule 1.24 attached hereto, as the same may be amended from time to time upon written agreement of the parties.
1.25 “Product” means the pharmaceutical product currently known as Diclofenac Sodium Injection or Dyloject(r) containing the API.
1.26 “Product Specifications” means the specifications for or concerning the manufacturing, testing, and packaging of Product set forth in Schedule 1.26

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attached hereto, as the same may be amended from time to time upon written agreement of the parties.

1.27	“Proposed Response” has the meaning assigned thereto in Section 12.2.

1.28	“Quality Agreement” means the applicable agreement, dated as of the date hereof, between Supplier and Purchaser, in the form of Schedule 1.28 attached hereto relating to the Product manufactured at Cherry Hill, New Jersey.

1.29	“Reasonable Steps” has the meaning assigned thereto in Section 17.1.

1.30	“Recall” means any action by Purchaser and its Affiliates, or Supplier and its Affiliates, to recover title or possession or halt distribution, prescription, or consumption of Product sold or shipped to Third Parties. The term “Recall” also applies to Product that would have been subject to recall if it had been shipped.

1.31	“Regulatory Approvals” means all authorizations by the appropriate Regulatory Authorities that are required for the manufacture (other than manufacturing facility licenses, approvals, or authorizations), marketing, promotion, pricing, and sale of the Product in the Territory.

1.32	“Regulatory Authority” means any national, supra-national, regional, state, or local regulatory agency, department, bureau, commission, council, or other governmental entity in the Territory involved in the granting of Regulatory Approval for the Product, including, without limitation, the FDA.

1.33	“Rolling Forecast” has the meaning assigned thereto in Article 7.

1.34	“Seizure” means any action by the FDA to detain or destroy Product or prevent the distribution, prescription, consumption, or release of Product.

1.35	“Technical Coordinator” has the meaning assigned thereto in Section 2.2.1 hereof.

1.36	“Term” has the meaning assigned thereto in Section 16.1.

1.37	“Territory” means the United States and its commonwealths and territories (including, without limitation, Puerto Rico).

1.38	“Third Party” means any person or entity other than Supplier, Purchaser, and their respective Affiliates.

1.39	“Unit” means each two mL vial.

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2. BAXTER OBLIGATIONS FOR DEVELOPMENT AND SUPPLY.
2.1	Process or Development Tasks. Supplier shall provide Purchaser with a timeline, milestones and FDA submission documentation that support internal product and process development tasks described in the development plan set forth in Schedule 2.1 (“Development Plan”). Purchaser and Supplier will agree upon those tasks that each will perform and the associated timelines. Supplier will develop price estimates for each major milestone. Purchaser will provide purchase orders to cover Supplier’s pricing for each major milestone.

2.2	Development Work and Budget. Supplier shall perform the development and scale-up work described in the Development Plan (“Product Development Work”). Purchaser shall make payments to Supplier for its performance of the Product Development Work in accordance with the budget and payment schedule (the “Budget”) established with respect to the Product Development Work, as described in the Development Plan within [***] days of the later to occur of (i) completion of the relevant portion of the Product Development Work triggering such payment pursuant to the Budget, to Purchaser’s reasonable satisfaction, and (ii) receipt of a detailed invoice with respect to same.

2.3	Obligation to Supply Product. During the Term, Supplier shall manufacture and supply Product to Purchaser, and Purchaser shall purchase Product from Supplier, pursuant to the provisions of this Agreement.

2.4	Technical Coordinator.

2.4.1	Appointment. Purchaser shall appoint an authorized technical representative and a back-up technical representative by providing written notice of such representatives to Supplier (each, a “Technical Coordinator”). Purchaser may replace either of its Technical Coordinators at any time, with or without cause, by providing written notice thereof to Supplier.

2.4.2	Responsibilities of Technical Coordinators. The Technical Coordinators shall be responsible for communications, other than legal notices, between the parties in matters of quality, manufacturing, project management, and compliance with respect to the Product. The Technical Coordinators shall be available on a regular basis for consultation during the Term regarding Supplier’s performance under this Agreement, and compliance with applicable Specifications, Purchaser’s quality requirements, the quality requirements of applicable laws or Regulatory Authorities having jurisdiction over the manufacture of Product hereunder, cGMPs, and all other applicable regulatory requirements.

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2.5	Notification. Supplier shall immediately notify Purchaser of any event that is reasonably likely to cause a breach by Supplier of its obligations under this Agreement or of any issue that might result in a supply interruption of any duration,

2.6	[***]

2.7	Right of First Refusal for Additional Territories. Purchaser also grants to Supplier, under similar terms and conditions listed herein, and as may need to be modified by mutual agreement of the parties (including pricing), the right of first refusal to produce the Product, in the current presentation or in alternate presentations for distribution and sale in countries outside the Territory.
3. API. NOVEL EXCIPIENT AND MATERIALS.
3.1	Supply of API and Materials. Purchaser has chosen those suppliers of API, Novel Excipient and Materials identified in it regulatory filing for the Product. During the Term, Supplier shall purchase API, Novel Excipient and Materials, from those companies included in the regulatory filing for Product, for use by Supplier in the manufacture of Product to be supplied to Purchaser under this Agreement.

3.2	Testing of API and Novel Excipient. Supplier shall test API and Novel Excipient, in accordance with the procedures identified in Schedules 1.9 and 1.26 to verify that the API meets the API Specifications and that the Novel Excipient meets the Novel Excipient Specifications.

3.3	Failure to Meet API Specifications or Novel Excipient Specifications. If the API provided by the API supplier fails to meet the API Specifications, or the Novel Excipient provided by the Novel Excipient supplier fails to meet the Novel Excipient Specifications, Supplier agrees to notify Purchaser immediately in writing, which notice shall state with particularity the reasons such API fails to meet the API Specifications or such Novel Excipient fails to meet the Novel Excipient Specifications, and shall include copies of any documentation in

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support of Supplier’s conclusion. Purchaser shall timely cooperate with Supplier in addressing the failure, and if such failure cannot be remedied, in identifying and qualifying an alternate API supplier or Novel Excipient supplier. Such qualification shall be at Purchaser’s expense.

3.4	Audit of API, Novel Excipient and Material suppliers. Supplier shall conduct routine audits, at Supplier’s expense, of all suppliers of API, Novel Excipient and Materials, as required to comply with the provisions of the Act. Major findings will be remediated or alternate suppliers will be identified by Purchaser and will be qualified at Purchaser’s expense. Any additional non-routine audits will be conducted by Supplier at Purchaser’s expense.

3.5	Change Controls. Supplier shall require that API supplier, Novel Excipient supplier and suppliers of Materials will provide notice of any proposed change to the API, Novel Excipient or Materials, including process specifications, validation and/or controls, as well as the manufacturing and/or packaging of the API, Novel Excipient or Materials. Supplier shall not be responsible for any failure by any supplier to provide such notice. Purchaser shall cooperate with Supplier in addressing the failure, and if it cannot be remedied, in identifying and qualifying an alternate supplier. Such qualification shall be at Purchaser’s expense.
4. MANUFACTURE.
4.1	Manufacturing Facility. Supplier shall manufacture all Product supplied to Purchaser pursuant to this Agreement at the Manufacturing Facility.

4.2	Manufacture of Product. Supplier agrees to manufacture and supply the Product in accordance with (a) the Product Specifications, (b) the applicable Regulatory Approvals, as the same may be amended from time to time, (c) cGMP requirements, and (d) all other applicable laws, rules, regulations and internal specifications. Upon either Party becoming aware of any proposed changes in the Regulatory Approvals, it shall promptly notify the other Party and shall consult with the other party regarding the proposed changes and activities. Supplier shall not have the right to decline to implement any change in the Regulatory Approvals.

4.3	Manufacturing Changes. The Product Specifications shall be amended as (a) reasonably requested by Purchaser or (b) necessary to conform such Product Specifications to the regulatory requirements necessary to obtain and maintain Regulatory Approvals with respect to the Product in the reasonable discretion of Purchaser. If any change in the Product Specifications, or if any change in the Regulatory Approvals, applicable laws, rules, or regulations or sources of

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Materials requires either (a) a change in the Product manufacturing process, or (b) Supplier to conduct development, testing, or other activities (e.g., process development stability testing, validation of new specifications) (collectively, “Activities”) in addition to those activities Supplier conducted or is required to conduct in its manufacture of the Product prior to such change being requested or required, Purchaser shall reimburse Supplier for all commercially reasonable documented costs incurred by Supplier in connection with such change. If Supplier requires regulatory changes to support improved process or yield improvements, then Purchaser, in consultation with Supplier, agrees to submit such changes to the FDA, as required, and Supplier shall pay for such changes. Changes implemented to support improved process or yield improvements shall not result in interruption in the supply or quality of the Product.

4.4	Procurement of Materials. Supplier shall timely procure and maintain adequate inventories of all API, Novel Excipient and Materials necessary for the production of Product. Title to all such Materials shall reside in Supplier.

4.5	Regulatory Filings. Each party shall provide the other, as applicable, with all Regulatory Approval submissions, annual reports, and correspondence to the FDA on issues reasonably related to the performance of Supplier’s obligations as set forth in this Agreement.

4.6	Compliance with Laws and Regulations. While the Product is in its possession or under its control, Supplier shall comply with all applicable federal, state, and local statutory and regulatory requirements regarding the manufacture, handling, and storage of the Product.
5.	PRODUCT SPECIFICATIONS: CERTIFICATE OF ANALYSIS.
5.1	Product Specifications and Release Testing. As of the time of delivery by Supplier, each batch of Product shall conform to the Product Specifications. Supplier shall perform release testing according to the testing methods set forth in the Product Specifications.

5.2	Certificate of Analysis. Supplier shall provide to Purchaser a Certificate of Analysis with each shipment of Product to Purchaser or its designated recipient stating that the Product conforms to the Product Specifications. The Certificate of Analysis shall be in a format agreed upon by Supplier and Purchaser, and such Certificate of Analysis shall include the results of release testing conducted by Supplier on the Product. At Purchaser’s expense, ([***] per page) Supplier shall also provide Purchaser with a copy of the manufacturing and controls information for the applicable batch(es) delivered.

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6.	LABELING AND PACKAGING. All Product shipped and delivered by Supplier to Purchaser, under this Agreement shall be packaged and labeled in accordance with this Agreement, the then-current packaging and labeling specifications provided by Purchaser, and cGMPs. Prior to the Effective Date, Purchaser supplied Supplier with labeling for the Product {including the NDC number(s) for the Product). Supplier shall print, either directly or through a Third Party, labels and other printed material to be included as part of the Product, From time to time, Purchaser may provide Supplier with modified labeling and upon receipt thereof, Supplier shall use its Commercially Reasonable Efforts to incorporate such new labeling on the Product in accordance with Purchaser’s requested schedule therefore. Purchaser shall provide Supplier with any modifications to the labeling for the Product as promptly as possible in order to ensure compliance with any and all applicable regulations. Purchaser shall reimburse Supplier for all commercially reasonable costs incurred by Supplier in making modifications to labeling, branding, or imprinting packaging and/or manufacturing processes to accommodate Purchaser’s new labeling or to accommodate any other changes requested by Purchaser and agreed to by Supplier. Such reimbursement shall be made pursuant to invoices submitted by Supplier to Purchaser, which invoices shall be payable within [***] days after Purchaser’s receipt thereof. Upon Purchaser’s request, Supplier shall promptly enter into a separate written label agreement with Purchaser, setting forth Supplier’s obligations relating to the labeling of Product hereunder.

7.	FORECASTS. Throughout the Term, Purchaser, shall provide Supplier with a rolling one (1) year forecast by calendar month (the “Rolling Forecast”) of its expected purchases of Product as follows:
7.1	Forecasts. On or before each January 1, April 1, July 1, and October 1 during the Term after Purchaser receives Regulatory Approval for the Product from the FDA, Purchaser shall provide Supplier with a written forecast of Purchaser’s expected purchases of Product for a period of [***] calendar months beginning on the date of such forecast. [***] percent ([***]%) of the forecast for the [***] calendar months and [***] percent ([***]%) of the forecast for the [***] calendar months shall be binding on Purchaser, subject to Section 8.3, and the forecast for the [***]calendar months shall not be binding on Purchaser.

7.2	Binding Forecasts. The portion of each Rolling Forecast that is binding on Purchaser as provided in Section 7.1 shall be a “Binding Forecast.” The portion of each Rolling Forecast that is not binding on Purchaser as provided in Section 7.1 shall be used by Supplier and Purchaser solely for planning purposes.

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8.	PURCHASE ORDERS.
8.1	Placement of Purchase Orders. From time to time during the Term, Purchaser shall place purchase orders with Supplier, in a format chosen by Purchaser, specifying the quantity of Product desired (in full lots of Product), and the place(s) to which and the manner and dates by which delivery is to be made; said delivery dates to be no earlier than [***] calendar days after the purchase order date. All purchase orders shall be sent by Purchaser to the following address:
Baxter Healthcare Corporation
2 Esterbrook Lane
Cherry Hill, New Jersey 08003
Attn.: Lawrence Katz
Tel.: 856-489-2243
Fax: 856-424-2592
or to such other addresses as Supplier may notify Purchaser from time to time.

8.2	Acceptance of Purchase Orders. Purchase orders made in accordance with this Article 8 shall be deemed to be accepted by Supplier if Supplier has not rejected said purchase orders within [***] business days after receipt of the same; provided, however, that Supplier shall not reject any purchase order specifying quantities which purchase orders are otherwise in accordance with the provisions of this Article 8.

8.3	Quantity Limitations. Supplier shall execute all accepted purchase orders for quantities of Product ordered up to and including [***]percent ([***]%) of the quantity of Product set forth in the applicable Binding Forecast for each calendar month. Supplier shall use its Commercially Reasonable Efforts to fulfill orders for quantities of Product greater than [***] percent ([***]%) of the quantity set forth in the applicable Binding Forecast for each calendar month.

8.4	Minimum Purchase Requirements. Following receipt of Regulatory Approval for the Product from the FDA, Purchaser shall purchase a Minimum of [***] Units in the first Annual Period and [***] Units during each Annual Period thereafter. In any Annual Period in which Purchaser does not purchase the Minimum Units, Purchaser shall pay to Supplier [***].

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8.5	Pre-Approval Manufacturing. Purchaser may, at its own financial risk, place purchase orders for commercial launch quantities prior to Purchaser’s final FDA drug approval, subject to Supplier’s acceptance of such order, which acceptance shall not be unreasonably withheld or delayed. Such pre-approval purchase orders shall have a delivery date at least [***] days from the date of the purchase order. Product will not ship from the Supplier’s manufacturing site or Supplier’s distribution centers until a copy of the final FDA drag approval letter is delivered to the Supplier. Payment for pre-approval purchase orders actually manufactured and fulfilled by Supplier will become due [***] days after the scheduled delivery date, whether or not Regulatory Approval from the FDA has been received.

8.6	Conflict. In the event of any conflict between the provisions of this Agreement and any purchase order, the provisions of this Agreement shall control.

8.7	Failure to Supply. In the event (i) Supplier cannot or does not properly satisfy all of Purchaser’s Orders for Product on a timely basis in accordance with this Section 8 for a period of [***] days, and such failure is not attributable to a failure to properly supply API, Novel Excipient or Materials by the suppliers, or (ii) any facility involved in the manufacture or storage of Product hereunder is prohibited from, or materially adversely affected in its ability to, produce, store, or otherwise be involved in the provision of Product to Purchaser under this Agreement by the appropriate regulatory authorities, and such material adverse event is not a Force Majeure Event, Purchaser can qualify an alternate manufacturing source and purchase Product from such alternate source until such time as Supplier can resume manufacture of the Products (the “Alternate Source Period”). Supplier shall, as requested by Purchaser and at Supplier’s expense, provide the technical transfer package for the Product to Purchaser and/or third parties designated by Purchaser to manufacture Product in accordance with all legal and regulatory requirements as quickly as possible. [***]
9.	DELIVERY. Supplier shall execute all accepted purchase orders by delivering the appropriate quantity of Product to Supplier’s designated mutually agreeable carrier at the Manufacturing Facility no later than the delivery dates provided in the applicable purchase order. Title and risk of loss shall pass to Purchaser when each order of Product

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is delivered to the designated carrier at the Manufacturing Facility. Supplier shall instruct the designated carrier to deliver the Product to such address as Purchaser may provide to Supplier from time to time.
10.	PRICE AND PAYMENTS.
10.1	Price. Purchaser shall purchase from Supplier, and Supplier shall sell to Purchaser, Product at the purchase price set forth in Schedule 10.1 attached. The pricing may be adjusted annually, beginning on [***] and each [***] thereafter during the Initial Term, as defined in Section 16.1, and any renewals, by a percentage equal to the percentage change in the [***] during the 12- month period ending the preceding [***] (or if discontinued such equivalent index as is mutually agreed to by the parties). [***]

10.2	Freight, Insurance, and Taxes. Purchaser shall pay all actual freight, insurance, and government sales tax imposed on purchasers for resale, and duties and other fees (except tax on income to Supplier) incurred in connection with the sale and shipment of Product to Purchaser.

10.3	Payment. Payments to Supplier for the purchase price of Product, as well as any other payment due from Purchaser to Supplier pursuant to this Agreement, shall be made by Purchaser within [***] days after the later of the date of invoice or the receipt of the Product covered by such invoice, except as to orders for Product that are rejected by Purchaser in accordance with the procedures set forth in Article 11 or that the parties dispute are in conformance with the Specifications. In the event that Product is rejected by Purchaser, but is determined to be Acceptable Product pursuant to Section 11.2, the payment for such Product shall be due and payable within [***] days after the determination with respect to such Product is made in accordance with Section 11.2 hereof.

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11.	INSPECTION OF PRODUCT.
11.1	Inspection; Rejection of Product. Purchaser may analyze representative samples of each lot of Product delivered hereunder for purposes of determining whether the same meets the Specifications and was manufactured in accordance with cGMP (“Acceptable Product”), and, if performed, shall do so within [***] days from the date of delivery of such Product to the designated carrier (or, in the case of a latent defect, within [***] days after discovery of such latent defect). Purchaser shall notify Supplier in writing within said [***] days of rejection of any of the Product that Purchaser is rejecting said Product because it is not Acceptable Product.

11.2	Third Party Analysis. If Supplier, after good faith consultation with Purchaser, disputes any finding by Purchaser that Product is not Acceptable Product, representative samples of such Product shall be forwarded to a Third Party jointly selected by Supplier and Purchaser for analysis, which analysis shall be performed in compliance with applicable FDA regulations for re-testing of pharmaceutical products. The findings of such Third Party regarding whether the Product was Acceptable Product shall be binding upon Supplier and Purchaser. The cost of such analysis by such Third Party shall be borne by the party whose findings differed from those generated by such Third Party,

11.3	Replacement of Product. Unless any nonconformity is caused by a negligent or wrongful act or omission by Purchaser or its agents, Supplier shall, at no cost to Purchaser, and at Purchaser’s election: (a) replace any Product order, or portion thereof, that is not Acceptable Product within [***] days; or (b) cancel any order or portion of an order for which non-Acceptable Product was delivered.

11.4	Disposition of Rejected Product. Supplier shall instruct Purchaser as to the disposition of any Product order or portion thereof determined not to be Acceptable Product. At the sole option of Supplier, said Product may be returned to Supplier, at Supplier’s expense, including shipping costs, or destroyed in an environmentally acceptable manner, at Supplier’s expense.
12.	ACCESS TO MANUFACTURING FACILITY AND RECORDS.
12.1	Inspection by Regulatory Authorities. Upon the request of the FDA or other Regulatory Authority, such Regulatory Authority shall have access to observe and inspect the Manufacturing Facility and procedures used for the manufacture, testing, labeling, packaging and/or warehousing of the Product and to audit such facilities for compliance with cGMP and/or other applicable regulatory standards.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]
12.2	Notification of Inquiries and Inspections. Supplier shall notify Purchaser within two (2) business days of any written or oral inquiries, notifications, or inspection activity by the FDA or other regulatory agency in regard to any Product. Supplier shall provide a complete description of any such governmental inquiries, notifications or inspections promptly after such visit or inquiry. Supplier shall furnish to Purchaser (a) within two (2) business days after receipt, any report or correspondence issued by the FDA or other governmental agency in connection with such visit or inquiry, including, but not limited to, any FDA Form 483 (list of Inspectional Observations) or applicable portions of any FDA Warning Letters that pertain to the Product in the Territory, and (b) not later than five (5) business days prior to the time it provides to the FDA or other regulatory agency, copies of proposed responses or explanations relating to items set forth above (each, a “Proposed Response”), in each case redacted of trade secrets or other confidential or proprietary information of Supplier that are unrelated to its obligations under this Agreement or to Product. Supplier shall discuss with Purchaser and consider in good faith any comments provided by Purchaser on the Proposed Response. After the filing of a response with the FDA or other regulatory agency, Supplier shall notify Purchaser and provide Purchaser with copies of any further contacts with such agency relating to the subject matter of the response.

12.3	Inspection by Purchaser. Supplier shall permit Purchaser or Purchaser’s designee to inspect once annually that portion of the Manufacturing Facility where Product is manufactured and review such documents as is reasonably necessary for the purpose of assessing Supplier’s compliance with the Product Specifications and applicable regulations. Such inspection and document review shall be conducted upon reasonable prior notice by Purchaser, but not less than thirty (30) days prior to the proposed inspection, at a time and date mutually agreeable to Supplier and Purchaser, and shall be coordinated by the Technical Coordinators. Purchaser shall also have a right to inspect the Manufacturing Facility as set forth in this Section 12.3 at any time during the Term if Purchaser has reasonable cause to be concerned with whether the Manufacturing Facility complies with applicable regulations.
13.	REPRESENTATIONS AND WARRANTIES; DISCLAIMERS; LIMITATION OF LIABILITY.
13.1	Representations and Warranties by Supplier. Supplier hereby represents, warrants and covenants that:
(a)	it is a corporation or entity duly organized and validly existing under the laws of the state of its incorporation;

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]
(b)	the execution, delivery, and performance of this Agreement by Supplier has been duly authorized by all requisite corporate action and does not require any shareholder action or approval;

(c)	it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

(d)	the execution, delivery, and performance by Supplier of this Agreement and its compliance with the provisions of this Agreement does not and shall not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (i) any other Agreement to which it is a party; (ii) the provisions of its charter or operative documents or bylaws; or (iii) any order, writ, injunction, or decree of any court or governmental authority entered against it or by which any of its property is bound;

(e)	it shall at all times comply with all applicable material laws and regulations relating to its activities under this Agreement;

(f)	all Product supplied hereunder conforms to the Product Specifications and any manufacturing, packaging, labeling or storage specifications provided by Purchaser to Supplier, has been and shall be manufactured, packaged, labeled and stored in accordance with the applicable Regulatory Approvals and cGMP, and was not adulterated or misbranded while in Supplier’s possession or at any time prior to delivery of such Product by Supplier hereunder; and

(g)	it has not and shall not use in any capacity the services of any persons debarred or convicted under 21 U.S.C. § 335(a) or 335(b) in connection with the manufacture of the Product,
13.2	Representations and Warranties by Purchaser. Purchaser hereby represents, warrants and covenants that:
(a)	it is a corporation or entity duly organized and validly existing under the laws of the state of its incorporation;

(b)	the execution, delivery, and performance of this Agreement by Purchaser has been duly authorized by all requisite corporate action and does not require any shareholder action or approval;

(c)	it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]
(d)	the execution, delivery, and performance by Purchaser of this Agreement and its compliance with the provisions of this Agreement does not and shall not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (i) any other Agreement to which it is a party; (ii) the provisions of its charter or operative documents or bylaws; or (iii) any order, writ, injunction, or decree of any court or governmental authority entered against it or by which arty of its property is bound; and

(e)	it shall at all times comply with all applicable material laws and regulations relating to its activities under this Agreement.
13.3	Disclaimer of Warranties by Supplier. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SUPPLIER HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, WITH RESPECT TO THE PRODUCT AND THE MANUFACTURING FACILITY, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT.

13.4	Disclaimer of Warranties by Purchaser. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, PURCHASER EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, WITH RESPECT TO THE API OR PRODUCT, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT.

13.5	Limitation of Liability. EXCEPT IN CONNECTION WITH A BREACH BY EITHER PARTY OF ARTICLE 17, THE INDEMNIFICATION OBLIGATION OF SUPPLIER UNDER SECTION 14.1, AND THE INDEMNIFICATION OBLIGATION OF PURCHASER UNDER SECTION 14.2, NEITHER SUPPLIER NOR PURCHASER SHALL BE LIABLE FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY, OR INCIDENTAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOSS OF REVENUE, LOSS OF PROFITS, COST OF REPLACEMENT, OR COMMERCIAL LOSS) ARISING OUT OF OR RELATED TO THIS AGREEMENT, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE), EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]
14.	INDEMNIFICATION.
14.1	Indemnification by Supplier. Supplier shall indemnify and hold harmless Purchaser, its Affiliates, and its and their officers, directors, employees, and agents from and against any and all losses, claims, damages, liabilities, obligations, penalties, judgments, awards, costs, expenses, and disbursements, including, without limitation, the costs, expenses, and disbursements, as and when incurred, of investigating, preparing, or defending any action, suit, proceeding, or investigation asserted by a Third Party (including, without limitation, reasonable attorneys’ fees and expenses), caused by, relating to, based upon, arising out of, or in connection with (a) any failure of Product supplied hereunder to conform to the Product Specifications; (b) any failure of Product supplied hereunder to be manufactured in accordance with applicable Regulatory Approvals and cGMP; (c) any adulteration of Product supplied hereunder while in Supplier’s possession; (d) breach of any of Supplier’s representations, warranties, or covenants under this Agreement; or (e) Supplier’s willful misconduct or negligence.

14.2	Indemnification by Purchaser. Purchaser shall indemnify and hold harmless Supplier and its officers, directors, employees, and agents from and against any and all losses, claims, damages, liabilities, obligations, penalties, judgments, awards, costs, expenses, and disbursements, including, without limitation, the costs, expenses, and disbursements, as and when incurred, of investigating, preparing, or defending any action, suit, proceeding, or investigation asserted by a Third Party (including, without limitation, reasonable attorneys’ fees and expenses), caused by, relating to, based upon, arising out of, or in connection with (a) breach of any of Purchaser’s representations, warranties, or covenants under this Agreement; or (b) Purchaser’s willful misconduct or negligence.

14.3	Procedure for Indemnification. Each party seeking to be reimbursed, indemnified, defended, and/or held harmless under Sections 14.1 or 14.2 (each, an ‘indemnitee”) shall (a) provide the party obligated to indemnify such Indemnitee (the “Indemnitor”) with prompt, written notice of any claim, suit, demand, or other action for which such Indemnitee seeks to be reimbursed, indemnified, defended, and/or held harmless (each, a “Claim”), which notice shall include a reasonable identification of the alleged facts giving rise to such Claim; (b) grant such party reasonable authority and control over the defense and settlement of any such Claim; and (c) reasonably cooperate with such party and its agents in defense of any such Claim, at the Indemnitor’s expense. Each Indemnitee shall have the right to participate in the defense of any Claim for which Indemnitee seeks to be reimbursed, indemnified, defended, or held harmless, by using attorneys of such Indemnitee’s choice, at such Indemnitee’s expense. Any settlement of a Claim for which any Indemnitee seeks to be

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]
reimbursed, indemnified, defended, and/or held harmless under this Article 14 shall be subject to the prior written approval of such Indemnitee, which approval shall not be unreasonably withheld, conditioned, or delayed.
15.	RECALLS.
15.1	Recall. In the event of an actual or threatened Recall of API or Product required or recommended by a governmental agency or authority of competent jurisdiction within the Territory, or if Recall of API or Product is reasonably deemed advisable by Purchaser, or jointly deemed advisable by Purchaser and Supplier, such Recall shall be promptly implemented and administered by Purchaser in a manner which is appropriate and reasonable under the circumstances and in conformity with accepted trade practices. Supplier shall assist Purchaser as requested by Purchaser to ensure a timely, accurate, and complete Recall. The costs of any such Recall shall be borne by the party or parties whose actions or omissions caused the Recall to be necessary. Supplier shall have no obligation to pay costs of Recalls of API. Supplier shall have no obligation to pay costs of Recalls of Product to the extent such recalls are (a) caused by actions of Third Parties occurring after such Product is sold by Purchaser; (b) due to design defects in the specifications, packaging or labeling or (c) due to any other breach by Purchaser of its duties under this Agreement, unless such Recall is due to a breach by both Purchaser and Supplier of their duties under this Agreement.

15.2	Duty to Inform. Each party shall keep the other party fully and promptly informed of any notification, event, or other information, whether received directly or indirectly, which might affect the marketability, safety, or effectiveness of Product or might result in a Recall or Seizure of API or Product by the FDA.

15.3	Recall Due to Supplier Breach. In the event of any Recall or Seizure arising out of or resulting from Supplier’s breach of this Agreement, Supplier shall, at the election of Purchaser, either:
(a)	supply Product, without charge to Purchaser, in an amount sufficient to replace the amount of Product Recalled or Seized; or

(b)	refund to Purchaser, or give credit to Purchaser against outstanding receivables due from Purchaser, against the price of Product to be delivered to Purchaser in the future, in amounts equal to the price paid by Purchaser to Supplier for Product so Recalled or Seized plus the reasonable transportation costs incurred by Purchaser and not otherwise recovered by Purchaser in respect of such Recalled or Seized Product.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]
Supplier shall also pay to Purchaser Purchaser’s reasonable out-of-pocket expenses incurred in connection with such Recall or Seizure.

15.4	Recall Not Due to Supplier Breach. In the event of any Recall or Seizure not arising out of or resulting from Supplier’s breach of this Agreement, Purchaser shall pay to Supplier Supplier’s reasonable out-of-pocket expenses incurred in connection with such Recall or Seizure.
16.	TERM AND TERMINATION.
16.1	Term and Renewal. This Agreement shall begin on the Effective Date and shall continue for three (3) years from the date of the final FDA drug approval letter for the Product (the “Initial Term”). There after, the Agreement will be automatically extended for consecutive [***] year terms unless either party notifies the other party in writing [***] months in advance of its desire not to extend the Agreement.

16.2	Termination for Breach. Either party may terminate this Agreement immediately by giving notice to the other party in the event that the other party commits a breach of any material provision of this Agreement that is not cured within [***] days after notice thereof by the non- breaching party.

16.3	Termination for Insolvency. Either party may terminate this Agreement immediately in the event that the other party becomes the subject of a voluntary or involuntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors.

16.4	Termination for Failure to Acquire FDA Approval. Either party may terminate this Agreement if the FDA has not approved the Product by [***]. However, prior to exercising this termination right, if the Product is still under review by the FDA on [***], the parties will negotiate in good faith to continue the Agreement.

16.5	Upon Expiration or Termination.

16.5.1	Confidential Information. Upon expiration or termination of this Agreement, all Confidential Information shall be returned to the disclosing party or destroyed unless otherwise specified or permitted elsewhere under this Agreement. The parties may retain one (1) copy of Confidential Information for archival purposes only.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]
16.5.2	Materials. Upon expiration or termination of this Agreement, Supplier shall deliver all Materials purchased by Supplier in anticipation of manufacture of Product hereunder in accordance with the Rolling Forecasts, at Purchaser’s expense. Supplier shall submit an invoice to Purchaser for the reasonable cost of such Materials, and Purchaser shall pay such invoice within [***] days after the invoice date.

16.5.3	Survival. The following provisions shall survive termination or expiration of this Agreement: Articles 13-15, this Section 16.5.3, Articles 17-19, any payment obligations of the parties accruing hereunder prior to the expiration or termination of this Agreement, and any other provision that is necessary to interpret the respective rights and obligations of the parties hereunder.
17.	CONFIDENTIALITY.
17.1	Confidentiality Obligations. Except as permitted elsewhere under this Agreement, during the Term and thereafter until the third (3rd) anniversary of the effective date of termination or expiration of this Agreement, each party agrees to take Reasonable Steps (as defined in this Section 17.1) (a) to receive and maintain the Confidential Information of the other party in confidence, (b) not to disclose such Confidential Information to any third party, and (c) to promptly notify the disclosing party upon learning of any law, rule, regulation, or court order that purports to compel disclosure of any Confidential Information of the disclosing party and to reasonably cooperate with the disclosing party, at the disclosing party’s expense, in the exercise of the disclosing party’s right to protect the confidentiality of such Confidential Information. Neither party hereto shall use all or any part of the Confidential Information of the other party for any purpose other than to perform its obligations under this Agreement. The parties shall take Reasonable Steps (as defined in this Section 17.1) to ensure that their employees, representatives, and agents comply with this provision, and shall be responsible for any breach by such employees, representatives, and agents. As used herein, “Reasonable Steps” means at least the same degree of care that the receiving party uses to protect its own Confidential Information, and in, no event, no less than reasonable care.

17.2	Exclusions. Nothing contained herein shall prevent a party from disclosing Confidential Information pursuant to any applicable law, rule, regulation, or court order; provided, however, that such party complies with the notice provisions of Section 17.1 (c) to the extent permissible under applicable laws, rules, regulations, or court orders. Such disclosure shall not alter the status of such information hereunder for all other purposes as Confidential Information. In addition, nothing contained herein shall prevent a party from disclosing Confidential Information that:

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]
(a)	is generally known to the public at the time of disclosure or becomes generally known through no wrongful act on the part of the Recipient;

(b)	can be shown by writing to have been in the Recipient’s possession at the time of disclosure otherwise than as a result of any prior confidential disclosure by the Disclosing Party or another party or the Recipient’s breach of any legal obligation;

(c)	becomes known to the Recipient through disclosure by sources other than the Disclosing Party having no duty of confidentiality with respect to such Confidential Information, whether to the Disclosing Party or another party, and having the legal right to disclose such Confidential Information; or

(d)	is independently developed by the Recipient without reference to or reliance upon the Confidential Information.
17.3	Remedies. Each party acknowledges and agrees that the provisions of this Article 17 are reasonable and necessary to protect the other party’s interests in its Confidential Information, that any breach of the provisions of this Article 17 may result in irreparable harm to such other party, and that the remedy at law for such breach may be inadequate. Accordingly, in the event of any breach or threatened breach of the provisions of this Article 17 by a party hereto, the other party, in addition to any other relief available to it under this Agreement, at law, in equity, or otherwise, shall be entitled to seek temporary and permanent injunctive relief restraining the breaching party from engaging in and/or continuing any conduct that would constitute a breach of this Article 17, without the necessity of proving actual damages or posting a bond or other security.
18.	INSURANCE.
18.1	Each party shall obtain and keep in force during the term of this Agreement, general comprehensive liability insurance and product liability insurance covering occurrence of bodily injury and property damage in an amount of not less than [***] combined single limit; provided, however, that Supplier may self-insure for this type of coverage.

18.2	Each party shall carry the insurance coverage set forth herein during the term of this Agreement and through the later of [***] years following termination of this Agreement or [***] following the expiration of the last to expire Product made in accordance with this Agreement. Each party shall have the right to request from the other party certificates of insurance and shall require at least

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]
thirty (30) days written notice to such party prior to any cancellation, nonrenewal or material change in coverage.
19.	MISCELLANEOUS
19.1	Assignment. During the term of this Agreement the rights of either party under this Agreement shall not be assigned, nor shall the performance of either party’s duties be delegated without the other party’s prior written consent, such consent to not be unreasonably withheld, except either party may assign this agreement to an Affiliate or a purchaser of all or substantially all of such party’s business. Notice of assignment shall be given to other party at least thirty (30) days prior to the effective date of said assignment.

19.2	Entire Agreement. This Agreement, together with the referenced schedules, embodies and shall constitute the entire agreement and understanding of the parties relating to the subject matter of this Agreement and shall supercede all prior oral or written agreements, contracts, understandings, representations, or arrangements, whether oral or written, between them, relating to the subject matter of this Agreement.

19.3	Modification. No change or addition may be made to this Agreement or any schedule attached hereto except in writing, signed by a duly- authorized representative of each party, and expressly stating that it is a modification of this Agreement.

19.4	Notices. All communications between the parties with respect to any of the provisions of this Agreement shall be sent to the addresses set forth below, or to such other addresses as designated by one party to the other party by notice pursuant to this Section 19.4, by nationally recognized courier or by prepaid certified mail, or by facsimile transmission or other electronic means of communications, with confirmation by letter given by the close of business on or before the next following business day. All notices provided hereunder shall be effective upon receipt.
If to Purchaser, to:
Javelin Pharmaceuticals
125 CambridgePark Drive
Cambridge, MA 02140
Attn: VP — Clinical & Commercial Manufacturing
Tel: 212-554-4362
Fax: 212-554-4554

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]
with a copy, which copy shall not constitute notice, to:
Javelin Pharmaceuticals
125 CambridgePark Drive
Cambridge, MA 02140
Attn: General Counsel
Tel: 617-349-4512
Fax: 617-349-4505
If to Supplier, to:
Baxter Healthcare Corporation
2 Esterbrook Lane
Cherry Hill, New Jersey 08003-4099
Attn.: Managing Director
Tel: 856-489-2100
Fax: 856-424-8747
with a copy, which copy shall not constitute notice, to:
Baxter Healthcare Corporation
One Baxter Parkway
Deerfield, II 60015
Attn.: General Counsel
Tel: 847-948-2600
Fax: 847-948-2450
19.5	Severability. If any provision of this Agreement is held to be void or unenforceable by a court of competent jurisdiction, such finding(s) shall not be construed to render any other provision of this Agreement either void or unenforceable, and all other provisions shall remain in full force and effect. Upon any such determination, the parties shall make such amendments to this Agreement as necessary to remove the invalid or unenforceable part of any such provision, but otherwise achieve to the maximum extent permissible, the economic, legal, and commercial intent and objectives of the original provision.

19.6	Waiver. Failure or delay by either party in exercising or enforcing any provision, right, or remedy under this Agreement, or waiver of any remedy hereunder, in whole or in part, shall not be deemed a waiver thereof, or prevent the subsequent exercise of that or any other rights or remedy,

19.7	Force Majeure. Neither Purchaser nor Supplier shall be in breach of this Agreement if there is any failure of performance under this Agreement

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]
occasioned by any act of God, fire, act of government or state, war, civil commotion, insurrection, embargo, prevention from or hindrance in obtaining energy or other utilities, labor disputes of whatever nature, failure by a supplier to supply API, Novel Excipient or Materials or any other reason beyond the control and without the fault or negligence of the party affected thereby (a “Force Majeure Event”). Such excuse shall continue as long as the Force Majeure Event continues. Upon cessation of such Force Majeure Event, the affected party shall promptly resume performance hereunder. Each party agrees to give the other party prompt written notice of the occurrence of any Force Majeure Event, the nature thereof, and the extent to which the affected party will be unable fully to perform its obligations hereunder. Each party further agrees to use reasonable efforts to correct the Force Majeure Event as quickly as possible and to give the other party prompt written notice when it is again fully able to perform such obligations. In the event any Force Majeure event prevents Supplier from supplying Product for a period longer than one hundred twenty (120) days, Purchaser shall have the right to source the Product from Third Parties or to appoint another supplier of the Product.

19.8	Headings. The headings and captions used in this Agreement are solely for the convenience of reference and shall not affect its interpretation.

19.9	Independent Contractors. The parties acknowledge, agree and declare that the relationship hereby established between them is solely that of provider and recipient of manufacturing services and that each party hereto is an independent contractor with respect to the other.

19.10	Maintenance of Agreement. Supplier shall keep a copy of this Agreement and any amendments hereto at the Manufacturing Facility, and at any other location permitted in accordance with this Agreement where the Product is packaged or labeled, during the Term and for a period of two (2) years following the date of the final shipment of Product from such facility or location. Supplier shall make such copy of the Agreement and any amendments hereto available for inspection at any reasonable hour to any officer or employee of the FDA who requests such copy in the course of performing his or her duties for the FDA.

19.11	Choice of Law: Jurisdiction. The provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws principles. Any and all disputes between the parties arising out of or related to this Agreement shall be heard in the state and federal courts located in the State of Delaware, and the parties hereby consent and submit to the jurisdiction of such courts.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]
19.12	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute together the same document.
[SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties hereto, by their authorized officers, have executed this Agreement as of the Effective Date.

JAVELIN PHARMACEUTICALS		BAXTER HEALTHCARE CORPORATION

By:	/s/ Daniel B. Carr	By:	/s/ Daniel Tasse

Name:	Daniel B. Carr, M.D.	Name:	Daniel Tasse

Title:	CEO/CMD	Title:	GM-BPT

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SCHEDULE 1.9
API SPECIFICATIONS
See attached specifications.
To be added by the Parties upon completion of the Regulatory Services work under Schedule 2.2.

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SCHEDULE 1.24
NOVEL EXCIPIENT SPECIFICATIONS
See attached specifications.
To be added by the Parties upon completion of the Regulatory Services work under Schedule 2.2.

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SCHEDULE 1.26
PRODUCT SPECIFICATIONS
[***]

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SCHEDULE 1.28
QUALITY AGREEMENT
[***]

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SCHEDULE 2.1
DEVELOPMENT PLAN
[***]

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SCHEDULE 2.2
PRODUCT DEVELOPMENT WORK AND BUDGET*
[***]

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]
SCHEDULE 10.1
PRICING
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